SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549

                             Form 8-K

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 30, 1998


                GE CAPITAL MORTGAGE SERVICES, INC.
          (as Seller and Servicer under the Pooling and
        Servicing Agreement, dated as of December 1, 1998,
         providing for the issuance of REMIC Multi-Class
            Pass-Through Certificates, Series 1998-25)



                GE Capital Mortgage Services, Inc.
      (Exact name of registrant as specified in its charter)

     New Jersey              33-5042             21-0627285
    -----------------------------------------------------------
  (State or other          (Commission         (I.R.S. Employer
   jurisdiction            File Number)       Identification No.)
 of incorporation)



                      Three Executive Campus
                  Cherry Hill, New Jersey 08002
        (Address of Principal Executive Office) (Zip Code)




Registrant's telephone number, including area code (609) 661-6100
                                                   --------------

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

General.
On December 30, 1998, GE Capital Mortgage Services, Inc. ("GECMSI") offered to investors certain classes of its REMIC Multi-Class Pass-Through Certificates, Series 1998-25 (the "Certificates") evidencing beneficial ownership interests in a trust fund (the "Trust Fund"). The assets of the Trust Fund consist primarily of a pool ("Pool 1998-25") of conventional, one- to four-family residential loans (the "Mortgage Loans"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Prospectus dated October 22, 1998 as supplemented by the Prospectus Supplement dated December 22, 1998.

The original principal balance of each Class of the Certificates is as follows:

-----------------------------------------------------------------------
        Class A1                                        $15,000,000.00
-----------------------------------------------------------------------
        Class A2                                        $14,845,950.00
-----------------------------------------------------------------------
        Class A3                                        $65,985,604.00
-----------------------------------------------------------------------
        Class A4                                       $100,203,968.00
-----------------------------------------------------------------------
        Class A5                                       $137,449,250.00
-----------------------------------------------------------------------
        Class A6                                         $1,445,831.00
-----------------------------------------------------------------------
        Class A7                                        $20,040,801.00
-----------------------------------------------------------------------
        Class A8                                       $183,995,000.00
-----------------------------------------------------------------------
        Class A9                                       $225,000,000.00
-----------------------------------------------------------------------
       Class A10                                         $7,259,090.00
-----------------------------------------------------------------------
       Class A11                                        $25,000,000.00
-----------------------------------------------------------------------
       Class A12                                         $5,835,000.00
-----------------------------------------------------------------------
       Class A13                                         $6,392,875.00
-----------------------------------------------------------------------
       Class A14                                        $13,000,000.00
-----------------------------------------------------------------------
       Class A15                                         $5,344,543.00
-----------------------------------------------------------------------
       Class A16                                        $61,566,900.00
-----------------------------------------------------------------------
       Class A17                                        $21,268,118.00
-----------------------------------------------------------------------
       Class A18                                        $40,000,000.00
-----------------------------------------------------------------------
       Class A19                                         $2,500,000.00
-----------------------------------------------------------------------
       Class A20                                         $2,500,000.00
-----------------------------------------------------------------------
       Class A21                                         $2,500,000.00
-----------------------------------------------------------------------
       Class A22                                         $3,335,017.00
-----------------------------------------------------------------------
        Class R                                                $100.00
-----------------------------------------------------------------------
        Class PO                                           $125,876.07
-----------------------------------------------------------------------
        Class M                                         $18,511,445.00
-----------------------------------------------------------------------
        Class B1                                         $8,004,949.00
-----------------------------------------------------------------------
        Class B2                                         $4,502,784.00
-----------------------------------------------------------------------
        Class B3                                         $4,002,474.00
-----------------------------------------------------------------------
        Class B4                                         $2,001,237.00
-----------------------------------------------------------------------
        Class B5                                         $3,001,858.00
-----------------------------------------------------------------------
        Total :                                      $1,000,618,670.07
-----------------------------------------------------------------------


The initial Junior Percentage and initial Senior Percentage for Pool 1998-25 are approximately 4.00% and 96.00%, respectively. The "Bankruptcy Loss Amount," the "Fraud Loss Amount" and the "Special Hazard Loss Amount" for Pool 1998-25 as of the initial issuance of the Certificates are $324,650.00, $10,006,187.00 and $10,006,187.00, respectively, representing approximately .0300%, 1.0000%, and 1.0000%, respectively, of the aggregate Scheduled Principal Balances of the Mortgage Loans as of December 1, 1998 (the "Cut-off Date").

Description of the Mortgage Pool and the Mortgaged Properties
-------------------------------------------------------------

Pool 1998-25
------------

Pool 1998-25 consists primarily of fixed-rate, fully-amortizing conventional Mortgage Loans evidenced by Mortgage Notes which have original maturities of 20 to 30 years and an aggregate outstanding Scheduled Principal Balance as of the Cut-off Date, after deducting payments of principal due on or before such date and prepayments of principal received before such date, of $1,000,618,670.07.

The interest rates (the "Mortgage Rates") borne by the 2897 Mortgage Loans conveyed by GECMSI to Pool 1998-25 range from 6.1250% to 9.2500% and the weighted average Mortgage Rate as of the Cut-off Date is 7.1936% per annum (all weighted averages in this filing are weighted by aggregate outstanding Scheduled Principal Balance as of the Cut-off Date). At origination, the principal balances of the Mortgage Loans in Pool 1998-25 ranged from $111,000.00 to $1,400,000.00, and, as of the Cut-off Date,
the average outstanding Scheduled Principal Balance of the Mortgage Loans in Pool 1998-25 is $345,398.23, after application of principal payments due on or before the Cut-off Date and prepayments of principal received before such date. The earliest origination date of any Mortgage Loan in Pool 1998-25 is February 1992, and the latest scheduled maturity date of any such Mortgage Loan is December 2028. The weighted average loan-to-value ratio of the Mortgage Loans as of the Cut-off Date in Pool 1998-25 is 73.6574%.


The Mortgage Loans in Pool 1998-25 have the following characteristics as of the Cut-off Date.

a) The following table sets forth information, as of the Cut-off
   Date, with respect to the Mortgage Rates borne by the Mortgage
   Loans in Pool 1998-25:

------------------------------------------------------------------------
     MORTGAGE      # OF       AGGREGATE BALANCES         % OF POOL BY
       RATES      LOANS       AS OF CUT-OFF DATE       AGGREGATE BALANCE

------------------------------------------------------------------------
      6.1250%       1             $551,000.00              0.0551%
------------------------------------------------------------------------
      6.2500%       4           $1,422,996.90              0.1422%
------------------------------------------------------------------------
      6.3750%       8           $2,843,035.34              0.2841%
------------------------------------------------------------------------
      6.5000%      42          $13,810,277.09              1.3802%
------------------------------------------------------------------------
      6.6250%      66          $21,502,187.54              2.1489%
------------------------------------------------------------------------
      6.7500%     152          $49,026,618.55              4.8996%
------------------------------------------------------------------------
      6.8750%     297         $100,452,536.44             10.0390%
------------------------------------------------------------------------
      7.0000%     388         $134,678,794.56             13.4596%
------------------------------------------------------------------------
      7.1250%     466         $155,717,112.13             15.5620%
------------------------------------------------------------------------
      7.2500%     537         $187,820,153.33             18.7705%
------------------------------------------------------------------------
      7.3750%     358         $126,445,887.06             12.6368%
------------------------------------------------------------------------
      7.5000%     350         $126,381,820.37             12.6304%
------------------------------------------------------------------------
      7.6250%     118          $41,724,022.50              4.1698%
------------------------------------------------------------------------
      7.7500%      56          $19,167,540.04              1.9156%
------------------------------------------------------------------------
      7.8750%      34          $10,797,011.14              1.0790%
------------------------------------------------------------------------
      8.0000%      11           $4,816,424.13              0.4813%
------------------------------------------------------------------------
      8.1250%       2             $717,298.94              0.0717%
------------------------------------------------------------------------
      8.2500%       4           $1,265,978.15              0.1265%
------------------------------------------------------------------------
      8.3750%       2             $771,493.54              0.0771%
------------------------------------------------------------------------
      9.2500%       1             $706,482.32              0.0706%
------------------------------------------------------------------------
       Total    2,897       $1,000,618,670.07            100.0000%
------------------------------------------------------------------------

b) The following table sets forth information, as of the Cut-off
Date, with respect to the original principal balances of the Mortgage Loans in Pool 1998-25 :

------------------------------------------------------------------------------
      ORIGINAL         # OF LOANS   AGGREGATE BALANCES         % OF POOL BY
      BALANCES                      AS OF CUT-OFF DATE        AGGREGATE BAL.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
$      0 - 227,150            1         $110,784.41                0.0111%
------------------------------------------------------------------------------
$227,151 - 250,000          287      $69,814,188.03                6.9771%
------------------------------------------------------------------------------
$250,001 - 300,000        1,104     $303,557,521.09               30.3369%
------------------------------------------------------------------------------
$300,001 - 350,000          582     $188,764,331.15               18.8648%
------------------------------------------------------------------------------
$350,001 - 400,000          349     $130,854,395.70               13.0773%
------------------------------------------------------------------------------
$400,001 - 450,000          187      $79,696,929.96                7.9648%
------------------------------------------------------------------------------
$450,001 - 600,000          263     $134,738,594.62               13.4655%
------------------------------------------------------------------------------
$600,001 - 650,000           65      $41,197,307.57                4.1172%
------------------------------------------------------------------------------
$650,001 - 1,000,000 +       59      $51,884,617.54                5.1853%
------------------------------------------------------------------------------
Total                     2,897   $1,000,618,670.07              100.0000%
------------------------------------------------------------------------------

The largest outstanding Scheduled Principal Balance of any Mortgage Loan, as of the Cut-off Date, in Pool 1998-25 is
$1,395,699.42.

The smallest outstanding Scheduled Principal Balance of any Mortgage Loan, as of the Cut-off Date, in Pool 1998-25 is
$110,784.41.

c)  The following table sets forth information, as of the Cut-off
    Date, with respect to the years of origination of the Mortgage Loans in Pool 1998-25:

---------------------------------------------------------------------------
YEAR OF ORIGINATION  # OF LOANS     AGGREGATE BALANCES      % OF POOL BY
                                    AS OF CUT-OFF DATE    AGGREGATE BALANCE
---------------------------------------------------------------------------
    1992                   1             $706,482.32          0.0706%
---------------------------------------------------------------------------
    1994                   1             $330,000.00          0.0330%
---------------------------------------------------------------------------
    1995                   1             $243,000.00          0.0243%
---------------------------------------------------------------------------
    1997                  10           $3,734,729.58          0.3732%
---------------------------------------------------------------------------
    1998               2,884         $995,604,458.17         99.4989%
---------------------------------------------------------------------------
    Total              2,897       $1,000,618,670.07        100.0000%
---------------------------------------------------------------------------

d) The following table sets forth information, as of the Cut-off Date, with respect to the loan-to-value ratios of the Mortgage Loans at origination in Pool 1998-25:

----------------------------------------------------------------------------
   LOAN-TO-VALUE
      RATIO AT       # OF LOANS     AGGREGATE BALANCES      % OF POOL BY
    ORIGINATION                     AS OF CUT-OFF DATE    AGGREGATE BALANCE
----------------------------------------------------------------------------
----------------------------------------------------------------------------
   00.000 - 50.00        120         $49,140,603.57             4.9110%
----------------------------------------------------------------------------
   50.001 - 60.00        180         $70,445,500.66             7.0402%
----------------------------------------------------------------------------
   60.001 - 70.00        449        $174,197,158.16            17.4089%
----------------------------------------------------------------------------
   70.001 - 75.00        470        $165,752,696.78            16.5650%
----------------------------------------------------------------------------
   75.001 - 80.00      1,331        $441,237,010.38            44.0964%
----------------------------------------------------------------------------
   80.001 - 85.00         41         $12,091,041.88             1.2084%
----------------------------------------------------------------------------
   85.001 - 90.00        193         $57,798,300.18             5.7763%
----------------------------------------------------------------------------
   90.001 - 95.00        113         $29,956,358.46             2.9938%
----------------------------------------------------------------------------
       Total           2,897      $1,000,618,670.07           100.0000%
----------------------------------------------------------------------------

e)  The following table sets forth information, as of the Cut-off
    Date, with respect to the type of Mortgaged Properties securing the Mortgage Loans in Pool 1998-25:

----------------------------------------------------------------------------
 TYPE OF DWELLING    # OF LOANS    AGGREGATE BALANCES       % OF POOL BY
                                   AS OF CUT-OFF DATE     AGGREGATE BALANCE
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Single-family detached  2,736       $947,173,033.29            94.6587%
----------------------------------------------------------------------------
Single-family attached     44        $13,219,463.30             1.3211%
----------------------------------------------------------------------------
Condominium                92        $29,449,282.07             2.9431%
----------------------------------------------------------------------------
2 - 4 Family Units         23        $10,241,891.41             1.0236%
----------------------------------------------------------------------------
Co-op                       2           $535,000.00             0.0535%
----------------------------------------------------------------------------
Total                   2,897     $1,000,618,670.07           100.0000%
----------------------------------------------------------------------------

f) The following table sets forth information, as of the Cut-off
Date, with respect to the occupancy status of the Mortgaged
Properties securing the Mortgage Loans as represented by the mortgagors at origination in Pool 1998-25:

----------------------------------------------------------------------------
                                 AGGREGATE BALANCES         % OF POOL BY
  OCCUPANCY        # OF LOANS    AS OF CUT-OFF DATE       AGGREGATE BALANCE
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Owner Occupied       2,827        $978,902,037.82              97.8297%
----------------------------------------------------------------------------
Vacation                59         $18,583,925.14               1.8572%
----------------------------------------------------------------------------
Investment              11          $3,132,707.11               0.3131%
----------------------------------------------------------------------------
Total                2,897      $1,000,618,670.07             100.0000%
----------------------------------------------------------------------------

g)  The following table sets forth information, as of the Cut-off
    Date, with respect to the geographic distribution of the Mortgaged Properties securing the Mortgage Loans in Pool
    1998-25:

------------------------------------------------------------------------------
       STATE            # OF      AGGREGATE BALANCES       % OF POOL BY
                        LOANS     AS OF CUT-OFF DATE    AGGREGATE BALANCE
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Alabama                    4         $1,272,920.28           0.1272%
------------------------------------------------------------------------------
Alaska                     2           $554,524.35           0.0554%
------------------------------------------------------------------------------
Arizona                   57        $19,712,931.10           1.9701%
------------------------------------------------------------------------------
Arkansas                   4         $1,164,203.97           0.1163%
------------------------------------------------------------------------------
California             1,383       $499,751,238.63          49.9440%
------------------------------------------------------------------------------
Colorado                  80        $24,840,750.19           2.4825%
------------------------------------------------------------------------------
Connecticut               29        $11,022,333.97           1.1016%
------------------------------------------------------------------------------
Delaware                   6         $2,214,377.64           0.2213%
------------------------------------------------------------------------------
District Of Columbia       6         $1,871,728.95           0.1871%
------------------------------------------------------------------------------
Florida                   51        $16,876,254.46           1.6866%
------------------------------------------------------------------------------
Georgia                   96        $30,273,213.25           3.0255%
------------------------------------------------------------------------------
Hawaii                     7         $2,203,965.46           0.2203%
------------------------------------------------------------------------------
Idaho                      2           $506,767.48           0.0506%
------------------------------------------------------------------------------
Illinois                  90        $30,710,844.97           3.0692%
------------------------------------------------------------------------------
Indiana                   11         $3,835,094.34           0.3833%
------------------------------------------------------------------------------
Kansas                     5         $1,414,501.43           0.1414%
------------------------------------------------------------------------------
Kentucky                   1           $357,938.99           0.0358%
------------------------------------------------------------------------------
Louisiana                  3         $1,599,520.26           0.1599%
------------------------------------------------------------------------------
Maine                      1           $299,771.72           0.0300%
------------------------------------------------------------------------------
Maryland                 103        $34,076,216.82           3.4055%
------------------------------------------------------------------------------
Massachusetts            156        $50,177,376.24           5.0145%
------------------------------------------------------------------------------
Michigan                  18         $6,437,190.24           0.6433%
------------------------------------------------------------------------------
Minnesota                 14         $4,686,851.27           0.4684%
------------------------------------------------------------------------------
Missouri                  10         $3,655,968.14           0.3654%
------------------------------------------------------------------------------
Montana                    3         $1,066,614.28           0.1066%
------------------------------------------------------------------------------
Nebraska                   2           $645,804.25           0.0645%
------------------------------------------------------------------------------
Nevada                    20         $7,761,497.29           0.7757%
------------------------------------------------------------------------------
New Hampshire              3           $847,558.26           0.0847%
------------------------------------------------------------------------------
New Jersey               130        $42,619,698.11           4.2593%
------------------------------------------------------------------------------
New Mexico                 7         $2,464,097.60           0.2463%
------------------------------------------------------------------------------
New York                  53        $20,041,236.79           2.0029%
------------------------------------------------------------------------------
North Carolina            17         $5,325,623.73           0.5322%
------------------------------------------------------------------------------
Ohio                      10         $4,913,074.64           0.4910%
------------------------------------------------------------------------------
Oklahoma                   3           $933,049.08           0.0932%
------------------------------------------------------------------------------
Oregon                    64        $20,510,256.53           2.0498%
------------------------------------------------------------------------------
Pennsylvania              46        $15,214,412.23           1.5205%
------------------------------------------------------------------------------
Rhode Island               5         $1,994,354.28           0.1993%
------------------------------------------------------------------------------
South Carolina             5         $1,603,363.06           0.1602%
------------------------------------------------------------------------------
Tennessee                 33        $10,534,064.51           1.0528%
------------------------------------------------------------------------------
Texas                     47        $15,964,761.30           1.5955%
------------------------------------------------------------------------------
Utah                       9         $2,885,768.13           0.2884%
------------------------------------------------------------------------------
Vermont                    1           $310,932.06           0.0311%
------------------------------------------------------------------------------
Virginia                 157        $49,390,386.85           4.9360%
------------------------------------------------------------------------------
Washington               135        $43,668,781.55           4.3642%
------------------------------------------------------------------------------
West Virginia              2           $613,571.23           0.0613%
------------------------------------------------------------------------------
Wisconsin                  5         $1,543,465.70           0.1543%
------------------------------------------------------------------------------
Wyoming                    1           $249,814.46           0.0250%
------------------------------------------------------------------------------
Total                  2,897     $1,000,618,670.07         100.0000%
------------------------------------------------------------------------------

h)  The following table sets forth information, as of the Cut-off
    Date, with respect to the maturity dates of the Mortgage
    Loans in Pool 1998-25:

------------------------------------------------------------------------------
 YEAR OF MATURITY    # OF LOANS    AGGREGATE BALANCES         % OF POOL BY
                                   AS OF CUT-OFF DATE       AGGREGATE BALANCE
------------------------------------------------------------------------------
------------------------------------------------------------------------------
    2018                  17           $5,311,410.75             0.5308%
------------------------------------------------------------------------------
    2022                   1             $706,482.32             0.0706%
------------------------------------------------------------------------------
    2023                  12           $3,753,976.10             0.3752%
------------------------------------------------------------------------------
    2027                   9           $3,249,333.78             0.3247%
------------------------------------------------------------------------------
    2028               2,858         $987,597,467.12            98.6987%
------------------------------------------------------------------------------
    Total              2,897       $1,000,618,670.07           100.0000%
------------------------------------------------------------------------------

The weighted average scheduled remaining term to maturity of the Mortgage Loans in Pool 1998-25 calculated as of the Cutoff Date is 357 months.

i) The following table sets forth information, as of the Cut-off
Date, with respect to the purpose of the Mortgage Loans in Pool
1998-25:

------------------------------------------------------------------------------
                                     AGGREGATE BALANCES       % OF POOL BY
  PURPOSE OF LOAN     # OF LOANS     AS OF CUT-OFF DATE     AGGREGATE BALANCE
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Purchase                1,180          $390,877,410.24          39.0636%
------------------------------------------------------------------------------
Rate Term/Refinance     1,265          $448,746,211.56          44.8468%
------------------------------------------------------------------------------
Cash-out Refinance        452          $160,995,048.27          16.0896%
------------------------------------------------------------------------------
Total                   2,897        $1,000,618,670.07         100.0000%
------------------------------------------------------------------------------

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

1.1 The Underwriting Agreement, dated as of January 22, 1998, and the related Terms Agreement, dated as of December 22, 1998, for certain of the Series 1998-25 Certificates between GE Capital Mortgage Services, Inc. and Merrill Lynch, Pierce, Fenner & Smith
         Incorporated.

4.1 The Pooling and Servicing Agreement for the Series 1998-25 Certificates, dated as of December 1, 1998, between GE Capital Mortgage Services, Inc., as seller and servicer, and State Street Bank and Trust Company, as trustee.

                            SIGNATURES





           Pursuant to the requirements of the Securities
           Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                               GE Capital Mortgage Services, Inc.



                               By:    /s/ Syed W. Ali
                                      ---------------
                               Name:  Syed W. Ali
                               Title: Vice President


Dated as of December 30, 1998

                            SIGNATURES





           Pursuant to the requirements of the Securities
           Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                               GE Capital Mortgage Services, Inc.



                               By:    /s/ Syed W. Ali
                                      ---------------
                               Name:  Syed W. Ali
                               Title: Vice President





Dated as of December 30, 1998

                          EXHIBIT INDEX




The exhibits are being filed herewith:


-------------------------------------------------------------------------------
EXHIBIT NO.                    DESCRIPTION                          PAGE
-------------------------------------------------------------------------------

   1.1             The Underwriting Agreement, dated as
                   of January 22, 1998, and the related
                   Terms Agreement, dated as of December
                   22, 1998, for certain of the Series 1998-
                   25 Certificates between GE Capital
                   Mortgage Services, Inc. and Merrill
                   Lynch, Pierce, Fenner & Smith
                   Incorporated.

   4.1             The Pooling and Servicing Agreement
                   for the Series 1998-25 Certificates, dated
                   as of December 1, 1998, between GE
                   Capital Mortgage Services, Inc., as seller
                   and servicer, and State Street Bank and
                   Trust Company, as trustee.
-------------------------------------------------------------------------------